Exhibit 10.1
                                                                  Execution Copy




                            AMENDMENT NO. 1 TO THE
                     SENIOR SECURED DEBT FACILITY AGREEMENT
                              dated 9 November 2001

                                     between


               HUNGAROTEL TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG
                RABA-COM TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG
             PAPA ES TERSEGE TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG
          KNC KELET-NOGRAD COM TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG
                                  as Borrowers

                                       and

                         HTCC TANACSADO RESZVENYTARSASAG
                       HUNGARIAN TELEPHONE AND CABLE CORP.
                                  as Guarantors

                                       and

                           CITIBANK INTERNATIONAL PLC
                                as Facility Agent


       ------------------------------------------------------------------

                                in respect of the
             EUR 130,000,000 Senior Secured Debt Facility Agreement
                               dated 11 April 2000
       ------------------------------------------------------------------



     Ormai es Tarsai
   CMS Cameron McKenna                                     CMS Cameron McKenna
Citibank Tower, 4th Floor                                      Mitre House
       Bank Center                                        160 Aldersgate Street
     Szabadsag ter 7                                              London
     H-1944 Budapest                                             EC1A 4DD
         Hungary                                                 England
   Tel: +36 1 302 9302                                    Tel: +44 171 367 3000
   Fax: +36 1 302 9300                                    Fax: +44 171 367 2000

                              [CMS GRAPHIC OMITTED]
                          TRANSNATIONAL LEGAL SERVICES

THIS AMENDMENT NO. 1 TO THE SENIOR SECURED DEBT FACILITY AGREEMENT (the "Agreement") is dated 9 November 2001 and is made between:

(1) HUNGAROTEL TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG acting in its capacity as borrower;

(2) RABA-COM TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG acting in its capacity as borrower;

(3) PAPA ES TERSEGE TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG acting in its capacity as borrower;

(4) KNC KELET-NOGRAD COM TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG acting in its capacity as borrower,

         (the parties detailed at (1) to (4) inclusive above each a "Borrower" and together, the "Borrowers");

(5)      HTCC TANACSADO RESZVENYTARSASAG acting in its capacity as guarantor;

(6) HUNGARIAN TELEPHONE AND CABLE CORP. acting in its capacity as guarantor;

         (the parties detailed at (5) and (6) inclusive above each a "Guarantor" and together, the "Guarantors"); and

(7) CITIBANK INTERNATIONAL PLC acting in its capacity as facility agent (the "Facility Agent"),

         (the parties detailed at (1) to (7) inclusive above each a "Party" and together, the "Parties").


BACKGROUND

(A) By the Senior Secured Debt Facility Agreement (as defined below) certain financial institutions made available to the Borrowers a facility in an amount of one hundred and thirty million euro (EUR 130,000,000) on the terms and conditions provided for in such Senior Secured Debt Facility Agreement and for the purposes mentioned in such Senior Secured Debt Facility Agreement.

(B) A breach of the financial covenant provided for under paragraph (d) of Clause 20.1 (Financial Conditions of the Group) and Schedule 10 (EBITDA Variance Table) of the Senior Secured Debt Facility Agreement has occurred.

(C) Pursuant to the Waiver Request No. 1 Letter (as defined below), the Lenders have been requested to give their consent to the amendment of certain provisions of the Senior Secured Debt Facility Agreement, on the basis as provided for in this Agreement.

IT IS AGREED as follows:

1.       Definitions and Interpretations

1.1      Definitions
         In this Agreement (including the Background above):

         "Additional Finance Documents" means this Agreement, the Fee No. 2 Letter and the Waiver Request No. 1 Letter.

         "Effective Date" means the date of this Agreement.

         "Escrow Accounts" means, at any time, the escrow accounts denominated in euro or HUF, as appropriate, opened and maintained at such time by the Facility Agent for the purposes of this Agreement.

         "Fee No. 2 Letter" means the letter dated on or about the date of this Agreement from the Facility Agent to the Obligors, setting out the waiver fee, in the amount previously agreed with the Obligors, arising in relation to the execution of this Agreement and referred to in Clause 7 (Payment of Fees, Costs and Expenses).

         "Senior Secured Debt Facility Agreement" means the senior secured debt facility agreement dated 11 April 2000 made between: (1) Hungarotel Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (2) Raba-Com Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (3) Papa es Tersege Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (4) KNC Kelet-Nograd Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (5) Hungarian Telephone and Cable Corp. as Guarantor; (6) HTCC Tanacsado Reszvenytarsasag as Guarantor; (7) Citibank N.A. and Westdeutsche Landesbank Girozentrale as Arrangers; (8) Citibank International plc as Facility Agent, (9) Citibank Rt. as Security Agent; and (10) the financial institutions defined therein as Original Lenders.

         "Waiver Request No. 1 Letter" means the letter dated 25 October 2001 signed for and on behalf of Hungarian Telephone and Cable Corp., pursuant to which the Lenders have, inter alia, been requested to give their consent to the amendment to the Senior Secured Debt Facility Agreement on the basis provided for in this Agreement.

1.2      Defined terms in the Senior Secured Debt Facility Agreement
         In this Agreement (including the Background above) all terms and expressions shall, in the absence of contrary intention or unless otherwise defined in this Agreement, have the meanings attributed to such terms and expressions in the Senior Secured Debt Facility Agreement (including by reference to any other document), mutatis mutandis.

1.3 Incorporation of provisions in the Senior Secured Debt Facility Agreement The provisions of Clause 1.2 (Construction), Clause 30 (Notices), Clause 31 (Calculations and Certificates), Clause 32 (Partial Invalidity), Clause 33 (Remedies and Waivers), Clause 34 (Amendments and Waivers), Clause 35 (Counterparts), Clause 36 (Governing Law), and Clause 37 (Enforcement) of the Senior Secured Debt Facility Agreement shall be deemed to be incorporated into and apply to this Agreement, mutatis mutandis, with each reference to "this Agreement" in the above provisions of the Senior Secured Debt Facility Agreement to be constructed as a reference to this Agreement.

2.       The Effective Date

         This Agreement shall come into full force and effect on the date of this Agreement.

3.       Amendments to the Senior Secured Debt Facility Agreement
         With effect from the Effective Date, the Parties agree to amend the Senior Secured Debt Facility Agreement as follows:

         (a) by the addition of the following new definitions to Clause 1.1 (Definitions), as follows:

                  '"Amendment No. 1 to the Senior Secured Debt Facility Agreement" means the amendment agreement dated 9 November 2001 made between: (1) Hungarotel Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (2) Raba-COM Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (3) Papa es Tersege Tavkozlesi Koncesszios Reszvenytarsasag Borrower; (4) KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag as Borrower; (5) HTCC Tanacsado Reszvenytarsasag as Guarantor;
                  (6) Hungarian Telephone and Cable Corp. as Guarantor; and (7) Citibank International plc acting in its capacity as Facility Agent.

                  "Fee No. 2 Letter" means the letter dated on or about the date of the Amendment No. 1 to the Senior Secured Debt Facility Agreement from the Facility Agent to the Obligors, setting out the waiver fee, in the amount previously agreed with the Obligors, arising in relation to the execution of the Amendment No. 1 to the Senior Secured Debt Facility Agreement and referred to in Clause 7 (Payment of Fees, Costs and Expenses) of the Amendment No. 1 to the Senior Secured Debt Facility Agreement.

                  "Trigger No. 2 Date" means the first date on which, for the then two (2) preceding financial quarter years of the Group, the ratio, calculated on the basis of the financial statements set out in the relevant 10K Document and/or 10Q Documents in respect of such financial quarter years, of the aggregate amount of all indebtedness (including, for the purpose of these calculations, the amount of twenty five million dollars (USD 25,000,000) being the amount of principal outstanding under the Notes, subject to adjustment in the event of any prepayment of the Notes) of each member of the Group (excluding any indebtedness arising between members of the Group) to EBITDA (calculated, in each case, on the basis of the four (4) previous financial quarter years) was less than three point five to one (3.5:1).

                  "Waiver No. 1 Costs" means the aggregate of all fees, costs and expenses of the Obligors (including without limitation, the amounts payable by the Obligors pursuant to the Fee No. 2 Letter and the fees, costs and expenses of external legal counsel of the Finance Parties and of the Obligors), directly related to the matters provided for in the Amendment No. 1 to the Senior Secured Debt Facility Agreement.

                  "Waiver Request No. 1 Letter" means the letter dated 25 October 2001 signed for and on behalf of Hungarian Telephone and Cable Corp., pursuant to which the Lenders have, inter alia, been requested to give their consent to the amendment to the Senior Secured Debt Facility Agreement on the basis provided for in this Agreement.

         (b) by the replacement of the text "...Schedule 10: EBITDA Variance Table..." in the contents pages with "...Schedule 10:
                  [intentionally left blank]...";

         (c) by the amendment of the definition of "Senior Finance Documents" in Clause 1.1 (Definitions) in the Senior Secured Debt Facility Agreement, as follows:

                  '"Senior Finance Documents" means, at any time, each of this Agreement, as amended pursuant to the Amendment No. 1 to the Senior Secured Debt Facility Agreement, the Amendment No. 1 to the Senior Secured Debt Facility Agreement, each Fee Letter, the Fee No. 2 Letter, each Hedging Document, each Security Agreement, the Subordination and Trust Deed, the Waiver No. 1 Request Letter and any other document, notice, instrument or agreement entered into or delivered pursuant to any of the foregoing and any other document, notice, instrument or agreement at such time designated as such in writing jointly by the Facility Agent, the Security Agent and the Obligors, and "Senior Finance Document" means any and each such document, notice, instrument or agreement.';

         (d)      by the amendment of the definition of "Trigger Date" in Clause
                  1.1 (Definitions), by the replacement of the text "three point five to one (3.5:1)..." with ...two point five to one (2.5:1)...";

                  (e) by the amendment of paragraph (a) of Clause 9.6 (Adjustments to Margin), as follows:

                  (i) by the replacement of the text "...one point six zero per cent. per annum (1.60% p.a.)..." in sub-paragraph
                           (i) with "...one point seven five per cent. per annum (1.75% p.a.)...";

                  (ii) by the replacement of the text "...one point three five per cent. per annum (1.35% p.a.)..." in sub-paragraph (ii) with "...one point five zero per cent. per annum (1.50% p.a.)..."; and

                  (iii) by the replacement of the text "...one point one five per cent. per annum (1.15% p.a.)..." in sub-paragraph
                           (iii) with "...one point three zero per cent. per annum (1.30% p.a.)...";

         (f) by amending paragraph (c) of Clause 20.1 (Financial condition of the Group), as follows:

                  (i) by replacing the text "...30 June 2001..." in the first paragraph with "...30 June 2002..."; and

                  (ii) by adding to the end of the definition of "B" the following text "... Provided that for the purposes of determining the EBITDA for the Group as at 30 June 2002 and as at 30 September 2002 only, the effect on the EBITDA of the Group of the Waiver No. 1 Costs are to be excluded...";

         (g) by the amendment of paragraph (d) of Clause 20.1 (Financial condition of the Group), as follows:

                  "(d) the EBITDA of the Group for the preceding four (4) quarter financial years of Hungarian Telephone and Cable Corp. taken in aggregate but excluding the effect on the EBITDA of the Group of the Waiver No. 1 Costs, expressed in forint, shall not, as at 31 December 2001, be less than the value of seven billion seven hundred and twenty five million forints (HUF 7,725,000,000)."

         (h)      by the replacement of the text "...Trigger Date..." in Clause
                  22.22 (Ownership of Hungarian Telephone and Cable Corp.) and in Clause 22.23 (Technical and Management Support) with "...Trigger No. 2 Date..."; and

         (i) by the amendment of Schedule 10 (EBITDA Variance Table) as follows:

                  "SCHEDULE 10 [intentionally left blank]".

5.       Cancellation and Possible Reinstatement of Facility B

(a) The Borrowers jointly hereby unconditionally and irrevocably agree to cancel an amount of one million euro (EUR 1,000,000) of Facility B with immediate effect and the Facility Agent, acting on the instructions of the Majority Lenders, confirms its agreement to such cancellation and to:

         (i)      the fifteen (15) Business Days' prior notice; and

         (ii) the minimum amount of two million five hundred thousand euro (EUR 2,500,000),

         provided for in paragraph (b) of Clause 8.3 (Voluntary cancellation) of the Senior Secured Debt Facility Agreement, being reduced accordingly.

(b) The Borrowers jointly hereby unconditionally and irrevocably agree to cancel an amount of four million euro (EUR 4,000,000) of Facility B with effect from and including 22 April 2002 and the Facility Agent, acting on the instructions of the Majority Lenders, confirms its agreement to such cancellation being effective on such date.

(c) The Parties agree that the Obligors may at any time after 31 May 2002, by written notice to the Facility Agent, request that up to five million euro (EUR 5,000,000) of Facility B (having been cancelled pursuant to paragraphs (a) and (b) of this Clause 5) be reinstated in whole or in part (and if in part in integral multiples of one million euro (EUR 1,000,000)), with the earliest date on which such requested reinstatement is to become effective to be 30 June 2002. Each of the Obligors accepts and agrees that each of the Lenders shall have an absolute and unrestricted discretion when deciding whether or not to agree to such requested reinstatement in respect of such Lender's participation in the proposed reinstated amount of Facility B (and on the terms and conditions for any such reinstatement), with any such decision made by the Lenders and communicated to the Obligors in writing by the Facility Agent, to be final Provided that any Lender that elects to participate in the proposed reinstatement of Facility B may make a reinstated Facility B Commitment in an amount greater than the Facility B Commitment it undertook under the terms of the Senior Secured Debt Facility Agreement, as set out in Schedule 1 (The Original Lenders) of the Senior Secured Debt Facility Agreement, such that those Lenders that do elect to reinstate Facility B may make an aggregate reinstated Facility B Commitment of up to five million euro (EUR 5,000,000).

6.       Undertakings of the Obligors

(a) Each of the Obligors unconditionally and irrevocably agrees and undertakes, on the basis of joint and several liability, to procure and ensure that on or before 21 November 2001, an amount in euro of five million eight hundred and seventy two thousand two hundred and sixty three euro (EUR 5,872,263) (comprising three million three hundred and sixty five thousand three hundred and eighty five euro (EUR 3,365,385) of principal and two million five hundred and six thousand eight hundred and seventy eight euro (EUR 2,506,878) of interest) and an amount in forint of seven hundred and fifty seven million two hundred and ninety eight thousand one hundred and forty six forints (HUF 757,298,146) (comprising four hundred and twenty million one hundred and ninety four thousand two hundred and thirty one forints (HUF 420,194,231) of principal and three hundred and thirty seven million one hundred and three thousand nine hundred and fifteen forints (HUF 337,103,915) of interest) which are the euro and forint amounts respectively that are due to be paid by the Borrowers to the Finance Parties on 31 December 2001 in respect of principal and on 28 December 2001 in respect of interest, arising pursuant to the Senior Secured Debt Facility Agreement, shall be deposited into Escrow Account(s) and hereby unconditionally and irrevocably instructs and directs the Facility Agent to forward such amount to the relevant Finance Parties on 31 December 2001, in accordance with and as provided for in the Senior Secured Debt Facility Agreement. Each of the Obligors unconditionally and irrevocably agrees and undertakes, on the basis of joint and several liability, to procure and ensure that: (A) on no later than the date of this Agreement, adequate funds are held by the Obligors in bank accounts held with Postabank es Takarekpenztar Rt. to fund the deposits provided for above; and (B) irrevocable bank transfer instructions are given to Postabank es Takarekpenztar Rt. for the transfer of the amounts provided for above to the relevant Escrow Accounts.

(b) Each of the Obligors unconditionally and irrevocably agrees and undertakes, on the basis of joint and several liability, to procure and ensure that during the period between 1 May 2002 and 12 May 2002 (inclusive), an amount in euro of four million two hundred and six thousand seven hundred and thirty one euro (EUR 4,206,731) and an amount in forint of five hundred and twenty five million two hundred and forty two thousand seven hundred and eighty nine forints (HUF 525,242,789) which are the euro and forint amounts respectively that are due to be paid by the Borrowers to the Finance Parties on 30 June 2002 in respect of principal arising pursuant to the Senior Secured Debt Facility Agreement, shall be deposited into Escrow Account(s), together with the related amounts of interest due to be paid by the Borrowers to the Finance Parties on 30 June 2002 and hereby unconditionally and irrevocably instructs and directs the Facility Agent to forward such principal and interest amounts to the relevant Finance Parties on 30 June 2002, in accordance with and as provided for in the Senior Secured Debt Facility Agreement.

(c) Each of the Obligors unconditionally and irrevocably agrees and undertakes, on the basis of joint and several liability, to procure and ensure that on or before 21 November 2001, an amount in euro of four million two hundred and six thousand seven hundred and thirty one euro (EUR 4,206,731) and an amount in forint of five hundred and twenty five million two hundred and forty two thousand seven hundred and eighty nine forints (HUF 525,242,789), being five per cent (5%) of each of the Facility A Euro Commitment and of the Facility A HUF Commitment respectively on the date of the signing of the Senior Secured Debt Facility Agreement, shall be deposited into Escrow Account(s) and hereby unconditionally and irrevocably instructs and directs the Facility Agent to forward such amount to the relevant Finance Parties on 31 December 2001 as being a voluntary prepayment by the Borrowers made pursuant to Clause 8.4 (Voluntary prepayment of Facility A Loans) of the Senior Secured Debt Facility Agreement

         Provided that it is expressly agreed that, notwithstanding paragraph
         (c) of Clause 8.4 (Voluntary prepayment of Facility A Loans), the prepayment to be made by the Obligors pursuant to this paragraph (c) shall be applied so as to satisfy the obligations of the Borrowers under Clause 7.1 (Repayment of Facility A Loans) of the Senior Secured Debt Facility Agreement in inverse order of maturity such that if the obligation to make the prepayment pursuant to this paragraph (c) is duly discharged then the payment of principal to be made by the Obligors pursuant to Clause 7.1 (Repayment of Facility A Loans) of the Senior Secured Debt Facility Agreement on 31 December 2007 shall become five per cent. (5%) of the Total Facility A Loan outstanding immediately following the making of the Facility A Loans, rather than the percentage of ten per cent. (10%) which was the original percentage provided for in Clause 7.1 (Repayment of Facility A Loans) of the Senior Secured Debt Facility Agreement (subject to any future adjustment(s) made in respect of any further prepayments made pursuant to Clause 8.4 (Voluntary prepayment of Facility A Loans))

         Provided Further that it is agreed that the prepayment contemplated by this paragraph (c) shall be deemed to discharge the obligations of the Obligors to make a mandatory prepayment using fifty per cent. (50%) of the Group's Excess Cashflow arising in the 2001 financial year, as contemplated by Clause 8.2 (Mandatory prepayment) of the Senior Secured Debt Facility Agreement.

         The Facility Agent, acting on the instructions of the Majority Lenders, confirms its agreement to the prepayment contemplated by this paragraph
         (c) and to:

         (i)      the twenty (20) Business Days' prior notice; and

         (ii) to the prepayment by the Obligors being in an amount which is not an integral multiple of one million euro (EUR 1,000,000),

         provided for in paragraph (a) of Clause 8.4 (Voluntary prepayment of Facility A Loans) of the Senior Secured Debt Facility Agreement, being reduced or amended accordingly.

         Each of the Obligors unconditionally and irrevocably agrees and undertakes, on the basis of joint and several liability, to procure and ensure that: (A) on no later than the date of this Agreement, adequate funds are held by the Obligors in bank accounts held with Postabank es Takarekpenztar Rt. to fund the deposits provided for in this paragraph
         (c) above; and (B) irrevocable bank transfer instructions are given to Postabank es Takarekpenztar Rt. for the transfer of the amounts provided for above to the relevant Escrow Accounts.

(d) Each of the Obligors unconditionally and irrevocably agrees and undertakes, on the basis of joint and several liability, to procure and ensure that on 22 April 2002, being the last day of the Interest Period in respect of the Facility B Loan currently outstanding, such Facility B Loan is repaid in full, together with all accrued interest on that Facility B Loan Provided that in agreeing and undertaking to repay such Facility B Loan as set out above, the Obligors have done so in reliance on paragraph (c) of Clause 5 (Cancellation and Possible Reinstatement of Facility B).

(e) The Parties have agreed that all interest arising on monies deposited into the Escrow Accounts shall be for the account of the Obligors and shall, in the absence of an Event of Default which is continuing, be paid to the Obligors on the same date as the relevant monies are forwarded to the relevant Finance Parties.

7.       Payment of Fees, Costs and Expenses
         Each of the Obligors hereby unconditionally and irrevocably agrees and undertakes, on the basis of joint and several liability, to procure and ensure that payment is made in full to the Facility Agent (in its capacity acting for and on behalf of each of the Lenders) (or to such person(s) as the Facility Agent shall require) of the waiver fee arising from and pursuant to the Fee No. 2 Letter and the fees, costs and expenses previously agreed with the Obligors, including without limitation those of the external legal counsel to the Finance Parties.

8.       Repeating Representations
         Each Obligor makes the representations and warranties set out in Clause 18 (Representations) of the Senior Secured Debt Facility Agreement to each Finance Party on the date of this Agreement by reference to the facts and circumstances existing on the date of this Agreement, other than those representations and warranties set out in paragraphs (a) to
         (c) inclusive of Clause 18.10 (No misleading information), in Clause
         18.24 (Corporate chart) and in paragraph (a) of Clause 18.26 (Subordinated Financial Indebtedness) which shall be made by reference to the facts and circumstances existing on the date of the Senior Secured Debt Facility Agreement and each

         Obligor acknowledges that the Facility Agent, acting on behalf of each of the Finance Parties, has entered into this Agreement in reliance of those representations and warranties Provided that there shall be no misrepresentation by any Obligor(s) in respect of those matters expressly provided for in this Agreement or otherwise notified to the Facility Agent prior to the date of this Agreement Provided Further that insofar as such representations and warranties relate to the Senior Secured Debt Facility Agreement, they shall be deemed to be made with reference to the Senior Secured Debt Facility Agreement, as amended pursuant to this Agreement.

9.       Continuation of the Senior Secured Debt Facility Agreement
         The Senior Secured Debt Facility Agreement shall continue in full force and effect, save as expressly amended or deemed to have been amended by this Agreement, and nothing in this Agreement shall constitute a failure by any Finance Party to exercise, nor any delay by any Finance Party in exercising, any right or remedy under the Senior Secured Debt Facility Agreement.


AS WITNESS the hands of the duly authorised representatives of the Parties the day and year first before written.

The Obligors

HUNGAROTEL TAVKOZLESI KONCESSZIOS RESZVENYTARSASAG - as Obligor


Signature(s):
                  ---------------------------------------------------

Print name(s):
                  ---------------------------------------------------

Print title(s):
                  ---------------------------------------------------




Raba-COM Tavkozlesi Koncesszios Reszvenytarsasag - as Obligor


Signature(s):
                  ---------------------------------------------------

Print name(s):
                  ---------------------------------------------------

Print title(s):
                  ---------------------------------------------------




Papa es Tersege Koncesszios Reszvenytarsasag - as Obligor


Signature(s):
                  ---------------------------------------------------

Print name(s):
                  ---------------------------------------------------

Print title(s):
                  ---------------------------------------------------




KNC Kelet-Nograd COM Tavkozlesi Koncesszios Reszvenytarsasag - as Obligor


Signature(s):
                  ---------------------------------------------------

Print name(s):
                  ---------------------------------------------------

Print title(s):
                  ---------------------------------------------------

HUNGARIAN TELEPHONE AND CABLE CORP. - as Obligor



Signature(s):
                  ---------------------------------------------------

Print name(s):
                  ---------------------------------------------------

Print title(s):
                  ---------------------------------------------------




HTCC TANACSADO RESZVENYTARSASAG - as Obligor



Signature(s):
                  ---------------------------------------------------

Print name(s):
                  ---------------------------------------------------

Print title(s):
                  ---------------------------------------------------



The Facility Agent

CITIBANK INTERNATIONAL PLC - as Facility Agent (acting on behalf of each of the Finance Parties)


Signature(s):
                  ---------------------------------------------------

Print name(s):
                  ---------------------------------------------------

Print title(s):
                  ---------------------------------------------------